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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        ----------------------

                               FORM 8-K

                            Current Report
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                      --------------------------

                       Comverse Technology, Inc.

                      --------------------------

        (Exact name of registrant as specified in its charter)

State of New York             0-15502          13-3238402
-----------------------       -----------      -------------------
(State or other               (Commission      (I.R.S. Employer
jurisdiction of               File No.)        Identification No.)
(I.R.S. Employer
incorporation or
organization)

170 Crossways Park Drive
Woodbury, New York                            11797
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(Address of Principal                         (Zip Code)
Executive Offices)

(516) 677-7200
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(Registrant's telephone
number, including area
code)






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Item 5.  Other Events.

          On October 4, 1996, the registrant issued $100,000,000 aggregate principal amount of its 5-3/4% Convertible Subordinated Debentures due 2006 (the "Debentures"). The Debentures are convertible, at the option of the holder, into shares of the registrant's common stock at a conversion price of $45.75. The registrant intends to use the proceeds of this offering for general corporate purposes, including possible investments in, or acquisitions of, other companies, businesses, technologies or product lines.


Item 7.  Financial Statements and Exhibits.

Exhibit Number                                              Reference
--------------                                              ---------
(4) Instruments defining the rights of security holders, including indentures

     Indenture, dated as of October 4, 1996, between
     Comverse Technology, Inc., as Issuer, and
     The Chase Manhattan Bank, as Trustee................   Exhibit 4

(10) Material contracts

     Registration Rights Agreement, dated as of October 4,
     1996, between Comverse Technology, Inc., and Lehman
     Brothers Inc........................................   Exhibit 10

(99) Additional Exhibits

     Press release dated October 1, 1996.................   Exhibit 99



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMVERSE TECHNOLOGY, INC.
                                          By
                                            /s/WILLIAM F. SORIN
                                          -------------------------
                                          William F. Sorin, General
                                          Counsel and Secretary



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                             EXHIBIT INDEX

EXHIBIT NO.
-----------

      4           Indenture, dated as of October 4, 1996,
                  between Comverse Technology, Inc., as
                  Issuer, and The Chase Manhattan Bank, as
                  Trustee

      10          Registration Rights Agreement, dated as of
                  October 4, 1996, between Comverse
                  Technology, Inc. and Lehman Brothers Inc.

      99          Press release dated October 1, 1996